UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 24, 2006

LAWSON SOFTWARE, INC.

(Exact name of registrant as specified in its charter)

Commission File Number: Initial Filing

Delaware	20-3469219
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification Number)

380 St. Peter Street, St. Paul, Minnesota	55102-1302
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (651) 767-7000

Former name or former address, if changed since last report: Lawson Holdings, Inc.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2b under the Exchange Act (17CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01 – Entry into a Material Definitive Agreement

On April 24, 2006, Lawson Software Americas, Inc. (the “Lawson Americas”) completed a holding company reorganization with a public holding company, Lawson Software, Inc. (the “Registrant”) in accordance with Section 251 of the Delaware General Corporation Law.

The holding company organizational structure was effected as of 11:58 p.m. Eastern Time on April 24, 2006 pursuant to a Plan of Merger dated as of April 24, 2006 (the “Plan of Merger”), by and among Lawson Americas, the Registrant, (as successor to Lawson Holdings, Inc.) and Lawson Acquisition, Inc. (the “Merger Sub”). The Plan of Merger provided for the merger (the “Merger”) of Merger Sub with and into Lawson Americas, with the Registrant as the surviving corporation with the name “Lawson Software Americas, Inc.”  Pursuant to Section 251 of the Delaware General Corporation Law, the Lawson Americas’ stockholders approved the Merger on April 17, 2006. As a result of the Merger, Lawson Americas is now a wholly owned subsidiary of the Registrant. Immediately following completion of the Merger, the Registrant changed its name from “Lawson Holdings, Inc.” to “Lawson Software, Inc.”  The Plan of Merger is being filed as Exhibit 2.1 to this Form 8-K and is incorporated herein by reference.

By virtue of the Merger, each share of Lawson Americas’ outstanding common stock was converted on a share for share basis, into a share of common stock of the Registrant. As a result, each stockholder of Lawson Americas became the owner of an identical number of shares of common stock of the Registrant. Additionally, each outstanding option to purchase shares of Lawson Americas’ common stock was automatically converted into an option to purchase, upon the same terms and conditions, an identical number of shares of the Registrant’s common stock.

The conversion of shares of capital stock in the Merger occurred without an exchange of certificates. Accordingly, certificates formerly representing shares of outstanding capital stock of Lawson Americas are deemed to represent the same number of shares of capital stock in the Registrant. The Registrant’s common stock will continue to be listed under the name Lawson Software, Inc. on the NASDAQ Stock Market under the symbol “LWSN” and was assigned a new CUSIP number (52078P102).

The provisions of the certificate of incorporation and bylaws of the Registrant are consistent with those of Lawson Americas prior to the Merger. The authorized capital stock of the Registrant, the designations, rights, powers and preferences of such capital stock and the qualifications, limitations and restrictions thereof are also consistent with those of Lawson Americas’ capital stock immediately prior to the Merger.

In connection with the Merger, Lawson Americas assigned to the Registrant all of Lawson Americas’ rights and the Registrant assumed all of Lawson Americas’ obligations under the Rights Agreement, dated as of July 28, 2004 and amended on June 2, 2005, by and between Lawson Americas and Mellon Investor Services LLC, as rights agent (the “Rights Agreement”). As a result of the Merger, rights to purchase shares of Lawson Americas’ Series B junior participating preferred stock pursuant to the Rights Agreement were exchanged for rights to purchase shares of the Registrant’s Series B junior participating preferred stock pursuant to the Rights Agreement.

Section 2 – Financial Information

Item 2.01 – Completion of Acquisition or Disposition of Assets

On April 25, 2006, the Registrant issued a press release announcing that approximately 5,119,604 Series A share, 157,505,164 Series B shares, and warrants to purchase 23,000,000 Series B shares of Intentia International AB (“Intentia”), representing approximately 97.4% of the outstanding shares and approximately 97.9% of the outstanding voting power in Intentia on a fully diluted basis, had been tendered to the Registrant’s offer to purchase all of the outstanding Intentia Series A shares, Series B shares and warrants to purchase Series B shares (the “Exchange Offer”) and that it would promptly begin settlement of the Registrant’s common stock issued in connection with the Exchange Offer. The Registrant also announced that it has extended the Exchange Offer until 5:00 p.m., Central European Time, on May 5, 2006 to enable those holders of Intentia shares who have not yet tendered their Intentia shares to participate in the Exchange Offer. Following the expiration of the Exchange Offer

(as extended), the Registrant intends to initiate compulsory acquisition proceedings under Swedish law regarding the Intentia shares not tendered in the Exchange Offer. The full text of the press release is filed as Exhibit 99.1 to this Form 8-K and is incorporated by reference herein.

Section 5 – Corporate Governance and Management

Item 5.02 – Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective April 25, 2006, David Eskra and Thomas Hudson resigned from the Registrant’s board of directors and Romesh Wadhwani, Steven C. Chang and Paul Wahl were appointed to the Registrant’s board of directors to serve until the Registrant’s next annual meeting of stockholders. Effective April 25, 2006, H. Richard Lawson (who had served as Chairman of the Registrant’s board of directors) and Mr. Wadhwani were appointed Co-Chairmen of the Registrant’s board of directors. Effective April 24, 2006, Bertrand Sciard was appointed Chief Operating Officer of the Registrant. The resignations of Messrs. Eskra and Hudson, the appointment of Messrs. Wadhwani, Chang and Wahl to the Registrant’s board of directors and the appointment of Mr. Sciard as the Registrant’s Chief Operating Officer were all made in connection with the Registrant’s acquisition of Intentia pursuant to the Exchange Offer and pursuant to the Transaction Agreement, dated June 1, 2005, between the Registrant, Lawson Americas, Lawson Acquisition, Inc. and Intentia.

Section 8 – Other Events

Item 8.01 – Other Events

Stockholm Stock Exchange Secondary Listing

On April 25, 2006, the Registrant announced that the Stockholm Stock Exchange approved the Registrant for a secondary listing at the Stockholm Stock Exchange. The full text of the press release is filed as Exhibit 99.1 to this Form 8-K and is incorporated by reference herein.

Option Grants

On April 26, 2006, the Registrant granted 1,000,000 nonqualified stock options under the 1996 Stock Incentive Plan (the “Plan”) to Bertrand Sciard pursuant to Rule 16b-3 the Securities Act of 1934 and an agreement between Mr. Sciard and Intentia. On that same date, the Registrant granted 120,203 nonqualified stock options under the Plan to Guenther Tolkmit pursuant to Rule 16b-3 the Securities Act of 1934. The exercise price for each such option is $7.54 per share, the closing price of the Registrant’s stock on Nasdaq, on April 25, 2006, the business day immediately preceding the date of grant, expiring on the earlier of (i) six months after termination of employment, (ii) one year after death or disability (as defined in the Plan) or (iii) ten years after grant (no options vest after termination of employment).

Rule 10b-5-1 Stock Trading Plans

On April 27, 2006, the Registrant announced that H. Richard Lawson, its co-chairman, Robert G. Barbieri, its chief financial officer and executive vice president, and Dean Hager, its senior vice president of product management, have each entered into written stock trading programs in accordance with Rule 10b5-1 under the Securities Exchange Act of 1934, as amended. The full text of the press release is filed as Exhibit 99.2 to this Form 8-K and is incorporated by reference herein.

Section 9 – Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits

(c)   Exhibits.

2.1                                 Plan of Merger dated April 24, 2006

99.1                           Press Release of Lawson Software, Inc. dated April 25, 2006

99.2                           Press Release of Lawson Software, Inc. dated April 27, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 27, 2006	LAWSON SOFTWARE, INC.

	By:	/s/ Robert G. Barbieri
Robert G. Barbieri
Executive Vice President and Chief
Financial and Performance Officer

Exhibit Index

2.1                                 Plan of Merger dated April 24, 2006

99.1                           Press Release of Lawson Software, Inc. dated April 25, 2006

99.2                           Press Release of Lawson Software, Inc. dated April 27, 2006